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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934




Date of Report (Date of earliest event reported):   JUNE 1, 1998


                               MARGO CARIBE, INC.
            (Exact name of registrant as specified in this charter)




         PUERTO RICO                      0-15336                     66-0550881
(State or other jurisdiction of     (Commission File No.)   (IRS Employer Identification No.)
       incorporation)




    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (787) 883-2570

                            MARGO NURSERY FARMS, INC.
          (Former Name or Former Address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On May 29, 1998 the shareholders of the Company approved the restructuring of the Company's existing corporate structure into a holding company structure pursuant to an Agreement and Plan of Reorganization dated April 1, 1998 (the "Agreement"). On June 1, 1998, pursuant to the terms of the Agreement, the Company transferred substantially all of its assets to Interim Margo, Inc., a newly formed Puerto Rico corporation ("Newco"), in exchange for all the outstanding common stock of Newco. In addition, Newco assumed all of the Company's liabilities. Following the effective date of the Agreement, Newco will conduct the nursery business previously conducted by the Company as a wholly owned subsidiary of the Company and, thus, the Company would become a holding company that would possess a 100% ownership interest in Newco as well as the other existing subsidiaries of Margo.

ITEM 5.  OTHER EVENTS

      As part of the reorganization described in Item 2 above, on June 5, 1998, the Company changed its name to "Margo Caribe, Inc.". On the same date, Newco changed its corporate name from "Interim Margo, Inc." to "Margo Nursery Farms, Inc."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  2.1 Agreement and Plan of Reorganization dated April 1, 1998 between Margo Nursery Farms, Inc. and Interim Margo, Inc.

                  2.2 Bill of Sale, Assignment and Assumption of Liability Agreement dated June 1, 1998 between Margo Nursery Farms, Inc. and Interim Margo, Inc.

                  3 Certificate of Amendment of Certificate of Incorporation of Margo Nursery Farms, Inc. changing its corporate name to "Margo Caribe, Inc."

                  99 Press release issued by Margo Nursery Farms, Inc. on June 8, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By:        /S/ ALFONSO ORTEGA
                                            ------------------------------------
                                                 Alfonso Ortega
                                                         Vice President and
                                                         Chief Financial Officer

Date:  June 8, 1998



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                                  EXHIBIT INDEX


     EXHIBIT NUMBER                         DESCRIPTION
     --------------                         -----------


              2.1 Agreement and Plan of Reorganization dated April 1, 1998 between Margo Nursery Farms, Inc. and Interim Margo, Inc.

              2.2 Bill of Sale, Assignment and Assumption of Liability Agreement dated June 1, 1998 between Margo Nursery Farms, Inc. and Interim Margo, Inc.

              3 Certificate of Amendment of Certificate of Incorporation of Margo Nursery Farms, Inc. changing its corporate name to "Margo Caribe, Inc."

              99 Press release issued by Margo Nursery Farms, Inc. on June 8, 1998.